SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 14, 2004
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(Date of earliest event reported)

VINEYARD NATIONAL BANCORP
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(Exact name of registrant as specified in its charter)

California                   000-20862               33-0309110
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(State or other jurisdiction       (Commission File Number)        (IRS Employer
of incorporation)                                    Identification No.)

9590 Foothill Boulevard, Rancho Cucamonga, California           91730
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(Address of principal executive offices)                   (Zip Code)

(909) 987-0177
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(Registrant’s telephone number, including area code)

Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

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Item 5.      Other Events and Required FD Disclosure

On April 14, 2004, the Board of Directors of Vineyard National Bancorp (the “Company”) determined to redeem all 50 shares of the Company’s issued and outstanding Series A Preferred Stock (“Series A”).  The Series A shares will be redeemed by the Company on May 19, 2004 (the “Redemption Date”) pursuant to their terms at a redemption price of $50,000 per share plus accrued interest through the Redemption Date for an aggregate redemption amount of approximately $2.5 million.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Date: April 19, 2004	By:	/s/ Gordon Fong
Gordon Fong
Senior Vice President and Chief Financial Officer

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